                                                                    EXHIBIT 99.1


ANC RENTAL CORPORATION, ET AL.          CASE NO. 01-11200 JOINTLY ADMINISTERED

     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                  For the Period June 1, 2003 to June 30, 2003


                                                                  CURRENT PERIOD ACTIVITY      ACTIVITY - FILING PERIOD TO DATE
                                                              ------------------------------   --------------   ---------------
                                                                  ACTUAL         PROJECTED          ACTUAL         PROJECTED
                                                              -------------    -------------   --------------   --------------

Cash - Beginning of Period                                    $  76,092,221    $  17,915,000   $  101,226,814   $   99,778,000

Receipts:
           Credit Card and Local Deposits                     $ 170,945,032    $ 199,836,000   $3,262,373,895   $3,170,794,000
           Collections of Accounts Receivable                    40,882,055       34,767,000    1,010,405,973      628,012,000
           Other Receipts                                        56,904,112       28,059,000      716,043,776      428,147,000
                                                              =============    =============   ==============   ==============
Total Receipts                                                $ 268,731,199    $ 262,662,000   $4,988,823,644   $4,226,953,000

Disbursements:
           US Trustee Fees Paid                               $          --    $          --        $ 462,250   $           --
    4      Fleet Operating Expenses                           $  13,278,853       15,066,000      275,919,783      283,704,000
    5a     Personnel - Net Cash Payroll                       $  20,891,351       26,680,964      411,777,233      384,993,120
    5b     Personnel - Payroll Taxes Paid                     $   7,874,568       10,056,845      156,396,834      143,098,362
    5c     Personnel - Benefits Payments                      $   6,268,402        8,005,562      122,962,753      113,146,885
    5d     Personnel - Payments of Garnishments Withheld      $     161,008          205,628        3,473,756        3,250,879
    6      Travel Expenses Paid                               $     387,474          846,000        8,752,118        8,802,000
    7      Fuel Payments For Rental Fleet                     $   3,993,277        5,296,000       76,653,604       86,205,000
    8      Airport - Agency - Concession Fees Paid            $  14,754,379       27,858,000      326,472,959      185,783,000
    9      Insurance Payments All                             $  11,781,326       14,484,000      190,136,506      213,545,000
    11     Facility and Other Fixed Operating Expenses Paid   $  15,731,274       14,104,000      328,517,646      229,738,000
    13     Travel Agency Tour Operator Commission Payments    $   7,099,406        8,982,000      139,559,413      146,809,000
    14     Advertising Payments                               $   2,598,659        6,744,000       93,468,540      126,287,000
    15     IT Consulting Payments                             $   4,521,673        5,729,000       92,735,271       84,218,000
    16     IT Other Cash Payments                             $   1,126,481          887,000       35,285,367       80,992,000
    17     Sales Taxes and Other Taxes Paid                   $  17,675,591       24,109,000      391,368,556      456,972,000
    18     Professional Fees Paid - Ordinary Course           $   1,779,783        1,223,000       24,693,293       12,587,000
    19     Professional Fees Paid - Bankruptcy Professionals  $   4,134,688        2,787,000       40,956,903       42,902,000
    20     Other Miscellaneous Operating Expenses Paid        $  13,099,445        1,283,000      162,631,009       66,904,000
    23     Capital Expenditures                               $   1,128,832        2,194,000       25,863,986       91,809,000
    24     Interest and Financing Fees Paid                   $   3,200,550        1,120,000       44,943,199       35,427,000
    25     Vehicle Holding Costs Paid                         $  90,901,796       52,764,000    1,543,596,934    1,365,540,000
   25.1    Fleet Purchase Payments and Financing Enhancements $  35,866,194       20,300,000      522,854,132      339,954,000
    26     Working Capital Fundings to Subsidiaries                      --               --        4,000,000        6,000,000
                                                              =============    =============   ==============   ==============
Total Disbursements                                           $ 278,255,009    $ 250,725,000   $5,023,482,047   $4,508,667,245

Net Cash Flow                                                 $  (9,523,810)   $  11,937,000   $  (34,658,403)  $ (281,714,245)
                                                              -------------    -------------   --------------   --------------
Cash at End of Period                                         $  66,568,411    $  29,852,000   $   66,568,411   $ (181,936,245)
                                                              =============    =============   ==============   ==============



Notes: "Projected" amounts for the month of June posted from the 2003 Cash Collateral Budget.

          Beginning Projected Balance for March '03 adjusted to 2003 Cash Collateral Beginning Balance and carried forward to June

          Projected amounts for the Filing Period to Date reflect a combination of:

               a.   original cash budget

               b.   revised cash budget of February 15, 2002

               c.   Cash Collateral Budget of 2003

          Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

          Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

                         ANC RENTAL CORPORATION ET AL.,
                     CASE NO. 01-11200 JOINTLY ADMINISTERED
                         SUMMARY COMBINED BALANCE SHEET
                                  JUNE 30, 2003

                           ASSETS

Cash & Cash Equivalents                                    $    65,971,837
Restricted Cash                                                    596,574
Receivables, net                                               104,333,710
Prepaid Expenses                                                52,290,566
Revenue Earning Vehicles, net                                  (57,335,911)
Property Plant & Equip, net                                    196,699,335
Investment in Subsidiaries                                   3,873,083,996
Other Assets                                                    71,199,564
                                                           ---------------
TOTAL ASSETS                                               $ 4,306,839,671
                                                           ===============


             LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                           $   131,947,986
Estimated Debt - Vehicle Rental                                 (8,904,322)
Accrued Liabilities                                            226,473,862
Insurance Reserves                                             268,290,947
Other Debt                                                     387,862,310
Deferred Income Taxes                                          253,710,734
Interest Rate Hedges at Fair Value                              82,260,000
Due to Affiliates                                                5,929,230
Other Liabilities                                               93,255,334
                                                           ---------------
TOTAL LIABILITIES                                            1,440,826,081

Shareholders' Equity                                         2,866,013,590
                                                           ---------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   $ 4,306,839,671
                                                           ===============

The Summary Combined Balance Sheet represents the combined balance sheets of the legal entity Debtors only and does not include either the elimination of inter-company transactions and investments as required under Generally Accepted Accounting Principles or the balance sheets of the Non-Debtors. Had inter-company transactions been eliminated and the balance sheets of the Non-Debtors, which are also wholly owned subsidiaries, been included and consolidated, Investments in Subsidiary would have been fully eliminated, Due to Affiliates would have been fully eliminated and Shareholders' Equity (Deficit) would have been ($387) million. A non-consolidated combining balance sheet has the effect of artificially inflating inter-company assets, inter-company liabilities and shareholders' equity (deficit). Nevertheless such presentation is required by the Operating Guidelines and Reporting Requirements established by the Office of the United States Trustee.


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


ANC RENTAL CORPORATION, ET AL.,
CASE NUMBER 01-11200 JOINTLY ADMINISTERED
COMBINED STATEMENT OF OPERATIONS
FOR THE PERIODS AS INDICATED


                                                             FOR THE PERIOD
                                     FOR THE ONE              11/13/2001
                                     MONTH ENDED               THROUGH
                                     06/30/2003               06/30/2003
                                     -----------             --------------

Total Revenue                        162,623,792              3,254,527,391

Direct Operating Costs                65,884,969              1,594,365,374
Vehicle Depreciation, net             60,241,415              1,325,316,619
SGA                                   29,621,384                693,027,587
Amortization of Intangibles                   --                    305,027
Transition Cost (Benefit)              6,605,415                185,169,565
Interest Income                          (82,373)                (4,028,868)
Interest Expense (Income)              2,019,562                 88,109,059
FMV Stand Alone Caps                  10,686,887                 62,813,923
Other (Income) / expense net            (148,542)               120,479,537
                                     -----------              -------------
Net Income                           (12,204,925)              (811,030,432)
                                     ===========              =============


Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.


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